NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 910-3563
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS SEPTEMBER RESULTS

MAYFIELD VILLAGE, OHIO -- October 14, 2021 -- The Progressive Corporation (NYSE:PGR) today reported the following results for September 2021 and the third quarter of 2021:

	September			Quarter
(millions, except per share amounts and ratios; unaudited)	2021	2020	Change	2021	2020	Change
Net premiums written	$4,004.0	$3,468.1	15%	$12,446.5	$11,015.1	13%
Net premiums earned	$3,537.5	$3,103.2	14%	$11,364.8	$9,973.5	14%
Net income (loss)	$(130.3)	$231.4	(156)%	$118.5	$1,530.8	(92)%
Per share available to common shareholders	$(0.23)	$0.39	(158)%	$0.19	$2.59	(93)%
Total pretax net realized gains (losses) on securities	$(217.4)	$(131.7)	65%	$36.8	$532.6	(93)%
Combined ratio	100.1	88.3	11.8 pts.	100.4	87.8	12.6 pts.
Average equivalent common shares	584.7	587.8	(1)%	587.1	587.8	0%

	September
(thousands; unaudited)	2021	2020	Change
Policies in Force
Personal Lines
Agency – auto	7,973.6	7,527.1	6%
Direct – auto	9,613.1	8,774.3	10%
Total personal auto	17,586.7	16,301.4	8%
Total special lines	5,282.4	4,905.8	8%
Total Personal Lines	22,869.1	21,207.2	8%
Total Commercial Lines	952.7	803.9	19%
Total Property business	2,735.0	2,421.0	13%
Companywide Total	26,556.8	24,432.1	9%

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes auto-related liability and physical damage insurance, workers’ compensation coverage primarily for the transportation industry, and business-related general liability and property insurance, predominantly for small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENT
September 2021
(millions)
(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$4,004.0

Revenues:
Net premiums earned	$3,537.5
Investment income	73.5
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	21.0
Net holding period gains (losses) on securities	(238.0)
Net impairment losses recognized in earnings	(0.4)
Total net realized gains (losses) on securities	(217.4)
Fees and other revenues	55.0
Service revenues	22.5
Total revenues	3,471.1

Expenses:
Losses and loss adjustment expenses	2,862.6
Policy acquisition costs	293.3
Other underwriting expenses	439.4
Investment expenses	2.1
Service expenses	23.9
Interest expense	17.1
Total expenses	3,638.4

Income (loss) before income taxes	(167.3)
Provision (benefit) for income taxes	(37.0)
Net income (loss)	(130.3)

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(196.4)
Net unrealized losses on forecasted transactions	0
Foreign currency translation adjustment	(0.2)
Other comprehensive income (loss)	(196.6)
Total comprehensive income (loss)	$(326.9)

1 See the Monthly Commentary at the end of this release for additional discussion. For a description of our financial reporting and accounting policies, see Note 1 to our 2020 audited consolidated financial statements included in our 2020 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
September 2021
(millions)
(unaudited)

	Year-to-Date
	2021	2020	% Change
Net premiums written	$35,655.9	$31,026.4	15

Revenues:
Net premiums earned	$32,767.3	$29,052.8	13
Investment income	639.8	715.5	(11)
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	607.8	771.1	(21)
Net holding period gains (losses) on securities	479.8	98.7	386
Net impairment losses recognized in earnings	(3.7)	0	NM
Total net realized gains (losses) on securities	1,083.9	869.8	25
Fees and other revenues	516.8	434.8	19
Service revenues	202.1	169.4	19
Total revenues	35,209.9	31,242.3	13

Expenses:
Losses and loss adjustment expenses	24,767.6	18,189.7	36
Policy acquisition costs	2,754.7	2,413.5	14
Other underwriting expenses	4,306.0	4,179.7	3
Policyholder credit expense	0	1,062.4	(100)
Investment expenses	18.5	14.5	28
Service expenses	190.0	154.7	23
Interest expense	167.0	160.8	4
Total expenses	32,203.8	26,175.3	23

Income before income taxes	3,006.1	5,067.0	(41)
Provision for income taxes	617.5	1,046.7	(41)
Net income	2,388.6	4,020.3	(41)

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	(578.3)	605.6	(195)
Net unrealized losses on forecasted transactions	0.6	0.6	0
Foreign currency translation adjustment	(0.7)	0	NM
Other comprehensive income (loss)	(578.4)	606.2	(195)
Total comprehensive income	1,810.2	4,626.5	(61)

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
September 2021
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	Current	Year-to-Date
	Month	2021	2020

Net income (loss)	$(130.3)	$2,388.6	$4,020.3
Less: Preferred share dividends	2.2	20.1	20.1
Net income (loss) available to common shareholders	$(132.5)	$2,368.5	$4,000.2
Per common share:
Basic	$(0.23)	$4.05	$6.84
Diluted[1]	$(0.23)	$4.03	$6.81

Comprehensive income (loss)	$(326.9)	$1,810.2	$4,626.5
Less: Preferred share dividends	2.2	20.1	20.1
Comprehensive income (loss) attributable to common shareholders	$(329.1)	$1,790.1	$4,606.4
Per common share:
Diluted[1]	$(0.56)	$3.05	$7.84

Average common shares outstanding - Basic	584.7	584.7	584.9
Net effect of dilutive stock-based compensation	2.4	2.6	2.8
Total average equivalent common shares - Diluted	587.1	587.3	587.7

1 Since we reported both a net loss and a comprehensive loss attributable to common shareholders for September 2021, the calculated diluted earnings per share was antidilutive; therefore, basic earnings per share is disclosed for the month.

The following table sets forth the investment results for the period:
	Current	Year-to-Date
	Month	2021	2020
Fully taxable equivalent (FTE) total return:
Fixed-income securities	(0.4)%	0.3%	5.8%
Common stocks	(4.6)%	21.0%	5.8%
Total portfolio	(0.7)%	2.1%	5.7%

Pretax annualized investment income book yield	1.9%	1.9%	2.5%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
September 2021
($ in millions)
(unaudited)

Current Month
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$1,393.8	$1,556.2	$2,950.0	$861.8	$192.2	$4,004.0
% Growth in NPW	6%	11%	9%	46%	17%	15%
Net Premiums Earned	$1,315.5	$1,446.1	$2,761.6	$600.6	$175.0	$3,537.5
% Growth in NPE	6%	8%	7%	55%	20%	14%

GAAP Ratios
Loss/LAE ratio	82.1	87.3	84.9	69.4	59.0	81.0
Expense ratio	17.9	18.7	18.3	20.1	28.6[2]	19.1
Combined ratio	100.0	106.0	103.2	89.5	87.6[2]	100.1
Net catastrophe loss ratio[3]			6.2	1.3	8.3	5.5

Actuarial Adjustments[4]
Reserve Decrease/(Increase)
Prior accident years						$(26.2)
Current accident year						8.5
Calendar year actuarial adjustment	$(3.2)	$(0.1)	$(3.3)	$(8.3)	$(6.1)	$(17.7)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(26.2)
All other development						50.1
Total development						$23.9

Calendar year loss/LAE ratio						81.0
Accident year loss/LAE ratio						81.7

1Includes our other indemnity business results, which primarily consists of Protective Insurance Corporation and subsidiaries' run-off business operations.
2Included in both the expense ratio and combined ratio is 2.7 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 25.9 and a combined ratio of 84.9.
3Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned. During the month, we incurred catastrophe losses primarily related to the impact of Hurricane Ida in the Northeastern United States. See the Monthly Commentary at the end of this release for additional discussion.
4Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
September 2021
($ in millions)
(unaudited)

Year-to-Date
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total[1]
Net Premiums Written	$13,257.0	$14,571.7	$27,828.7	$6,154.5	$1,668.5	$35,655.9
% Growth in NPW	7%	10%	9%	56%	16%	15%
Net Premiums Earned	$12,586.4	$13,755.8	$26,342.2	$4,917.0	$1,501.3	$32,767.3
% Growth in NPE	7%	10%	9%	39%	15%	13%

GAAP Ratios
Loss/LAE ratio	75.2	76.2	75.7	68.8	95.9	75.6
Expense ratio	18.5	20.3	19.4	19.9	29.2[2]	20.0
Combined ratio	93.7	96.5	95.1	88.7	125.1[2]	95.6
Net catastrophe loss ratio[3]			2.6	0.4	37.4	3.9

Actuarial Adjustments[4]
Reserve Decrease/(Increase)
Prior accident years						$(89.7)
Current accident year						38.9
Calendar year actuarial adjustment	$14.6	$13.2	$27.8	$(27.8)	$(50.8)	$(50.8)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(89.7)
All other development						(67.1)
Total development						$(156.8)

Calendar year loss/LAE ratio						75.6
Accident year loss/LAE ratio						75.1

1Includes our other indemnity business results, which primarily consists of Protective Insurance Corporation and subsidiaries' run-off business operations.
2Included in both the expense ratio and combined ratio is 2.8 points of amortization expense predominately associated with the acquisition of a controlling interest in ARX. Excluding these additional expenses, the Property business would have reported an expense ratio of 26.4 and a combined ratio of 122.3.
3Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned.
4Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

September 2021
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $44,556.0)	$45,045.7
Short-term investments (amortized cost: $1,088.7)	1,088.7
Total available-for-sale securities	46,134.4
Equity securities:
Nonredeemable preferred stocks (cost: $1,479.9)	1,572.8
Common equities (cost: $1,238.4)	4,580.2
Total equity securities	6,153.0
Total investments[2,3]	52,287.4
Net premiums receivable	10,246.7
Reinsurance recoverables (including $4,822.5 on unpaid loss and LAE reserves)	5,044.9
Deferred acquisition costs	1,430.7
Goodwill and intangible assets	584.6
Other assets	3,023.8
Total assets	$72,618.1

Unearned premiums	$16,671.4
Loss and loss adjustment expense reserves	25,926.3
Other liabilities[2]	6,564.1
Debt	4,898.2
Total liabilities	54,060.0
Shareholders' equity	18,558.1
Total liabilities and shareholders' equity	$72,618.1

Common shares outstanding	585.0
Common shares repurchased - September	0.39
Average cost per common share	$91.41
Book value per common share	$30.88
Trailing 12-month return on average common shareholders' equity
Net income	22.8%
Comprehensive income	19.4%
Net unrealized pretax gains (losses) on fixed-maturity securities	$474.5
Increase (decrease) from August 2021	$(248.7)
Increase (decrease) from December 2020	$(732.1)
Debt-to-total capital ratio	20.9%
Fixed-income portfolio duration	3.0
Weighted average credit quality	AA-
1 As of September 30, 2021, we held certain hybrid securities and recognized a change in fair value of $15.2 million as a realized gain during the period we held these securities.
2 At September 30, 2021, we had $399.7 million of net unsettled security transactions classified in “other liabilities.”
3 Includes $2.9 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company.

Monthly Commentary
•Included in September results is $167.6 million of catastrophe losses, or 4.7 loss ratio points, associated with Hurricane Ida. Our vehicle businesses incurred the majority of the losses during the month, primarily in New Jersey, New York, and Pennsylvania. Through the end of September 2021, we have incurred approximately $510 million of catastrophe losses, net of reinsurance, for Hurricane Ida, with nearly two-thirds of the losses reflected in our vehicle businesses and the remainder in our Property business.

Events
Our third quarter Investor Relations conference call is currently scheduled to be held on Wednesday, November 3, 2021, at 9:30 a.m. eastern time. The call and live webcast is scheduled to last 60 minutes with Tricia Griffith, our CEO, and John Sauerland, our CFO. We plan to file our Quarterly Report on Form 10-Q with the SEC on Tuesday, November 2, 2021. If the dates of our events, which are always subject to change, are rescheduled, we will announce the change in a press release as soon as practical and publish it on our investor website. Details regarding access to the teleconference, or any event changes, will be available at:
https://investors.progressive.com/events.

We plan to release October results on Wednesday, November 17, 2021, before the market opens.

About Progressive
The Progressive Group of Insurance Companies makes it easy to understand, buy and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever and however it's most convenient - online at progressive.com, by phone at 1-800-PROGRESSIVE, on a mobile device or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the third largest auto insurer in the country, a leading seller of motorcycle and commercial auto insurance, and one of the top 15 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events and climate change;
•the effectiveness of our reinsurance programs;
•the highly competitive nature of property-casualty insurance markets;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•how intellectual property rights could affect our competitiveness and our business operations;
•whether we adjust claims accurately;
•our ability to maintain a recognized and trusted brand;
•our ability to attract, develop and retain talent and maintain appropriate staffing levels;
•compliance with complex laws and regulations;
•litigation challenging our business practices, and those of our competitors and other companies;
•the impacts of a security breach or other attack involving our computer systems or the systems of one or more of our vendors;
•the secure and uninterrupted operation of the facilities, systems, and business functions that are critical to our business;
•the success of our efforts to develop new products or enter into new areas of business and navigate related risks;
•our continued ability to send and accept electronic payments;
•the possible impairment of our goodwill or intangible assets;
•the performance of our fixed-income and equity investment portfolios;
•the potential elimination of, or change in, the London Interbank Offered Rate;
•our continued ability to access our cash accounts and/or convert securities into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•limitations on our ability to pay dividends on our common shares under the terms of our outstanding preferred shares;
•our ability to obtain capital when necessary to support our business and potential growth;
•evaluations by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•impacts from the outbreak of the novel coronavirus, or COVID-19, and the restrictions put in place to help slow and/or stop the spread of the virus; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2020.

In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.